UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 8, 2009 (May 8, 2009)

HOLLY ENERGY PARTNERS, L.P.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32225 (Commission File Number)	20-0833098 (I.R.S. Employer Identification Number)

100 Crescent Court, Suite 1600 Dallas, Texas (Address of principal executive offices)		75201-6915 (Zip code)
Registrant’s telephone number, including area code: (214) 871-3555
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
     On May 8, 2009, Holly Energy Partners, L.P. (the “Partnership”) issued a press release announcing that it has closed its previously announced public offering of 2,000,000 common units representing limited partner interests in the Partnership. In connection with the offering, the Partnership granted the underwriters a 30-day option to purchase a maximum of 300,000 additional common units to cover over-allotments, if any. The common units were offered and sold pursuant to an effective shelf registration statement on Form S-3 previously filed with the Securities and Exchange Commission (the “SEC”). Goldman, Sachs & Co. and UBS Investment Bank acted as joint book-running managers for the offering, and SMH Capital acted as co-manager.
     This report on Form 8-K and the press release furnished as Exhibit 99.1 is neither an offer to sell nor a solicitation of an offer to buy any of the securities described herein, and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.
     In accordance with General Instruction B.2 of Form 8-K, the information furnished in this report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”), or otherwise subject to the liabilities of that section, unless the Partnership specifically incorporates it by reference in a document filed under the Exchange Act or the Securities Act of 1933. By filing this report on Form 8-K and furnishing this information, the Partnership makes no admission as to the materiality of any information in this report, including Exhibit 99.1, or that any such information includes material investor information that is not otherwise publicly available.
     The information contained in this report on Form 8-K, including the information contained in Exhibit 99.1, is summary information that is intended to be considered in the context of the Partnership’s Securities and Exchange Commission (“SEC”) filings and other public announcements that the Partnership may make, by press release or otherwise, from time to time. The Partnership disclaims any current intention to revise or update the information furnished in this report on Form 8-K, including the information contained in Exhibit 99.1, although the Partnership may do so from time to time as its management believes is warranted. Any such updating may be made through the furnishing or filing of other reports or documents with the SEC, through press releases or through other public disclosure.
Item 9.01 Financial Statements and Exhibits.
(d)     Exhibits.

Exhibit
Number		Description of Exhibit

99.1	-	Press Release dated May 8, 2009, announcing the closing of the public offering of common units.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HOLLY ENERGY PARTNERS, L.P.

	By:	HEP Logistics Holdings, L.P.
its General Partner

		By:	Holly Logistic Services, L.L.C.
its General Partner

			By:	/s/ Bruce R. Shaw

Bruce R. Shaw
Senior Vice President and Chief
Financial Officer

Date: May 8, 2009

EXHIBIT INDEX

Exhibit
Number		Description of Exhibit

99.1	-	Press Release dated May 8, 2009, announcing the closing of the public offering of common units.